SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS
OF
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Wells Fargo International Value Fund
(the “Fund”)

Effective immediately, the section entitled “Share Class Eligibility” is amended to add the following information:

Share Class Eligibility The following bullet point is added to the end of the section:

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

May 1, 2020	IEIT050/P304SP